CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.14

SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 6, 2019, between AMERIHOME MORTGAGE COMPANY, LLC, a Delaware limited liability company (“Borrower”), and NEXBANK SSB (with its participants, successors and assigns, “Lender”).

R E C I T A L S

A.                                   Borrower and Lender are parties to that certain Credit and Security Agreement dated as of August 26, 2016 (as amended, modified, supplemented, restated or amended and restated from time to time, the “Loan Agreement”).  Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Loan Agreement and all Section references are to Sections in the Loan Agreement.

B.                                    Borrower has requested that Lender amend the Loan Agreement as provided below.

C.                                    Borrower and Lender desire to amend the Loan Documents, subject to the terms, conditions, and representations set forth herein, as requested by Borrower.

D.                                    Borrower and Lender agree to the other terms and provisions provided below, subject to the terms, conditions, and representations set forth herein.

NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

1.                                      Amendment to Loan Agreement.  Subject to the satisfaction of the conditions set forth herein, the Loan Agreement is amended as follows:

(a)                                 The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended to delete each instance of the phrase [***] and replace each with the phrase [***].

(b)                                 The definition of “Commitment” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment” means the obligation of Lender to make Borrowings pursuant to Section 2 in an aggregate principal amount at any time outstanding up to but not exceeding the Maximum Amount, subject, however, to termination pursuant to Section 10.2.”

(c)                                  The following defined terms are hereby added to Section 1.1 in the Credit Agreement in appropriate alphabetical order as follows:

““Existing Commitment Amount” means [***].

“Incremental Amount Date” has the meaning specified in Section 2.6(a)(i).

“Increased Commitment Agreement” has the meaning specified in Section 2.6(b)(v).

“Incremental Revolving Loan” has the meaning specified in Section 2.6(a)(ii).

“Incremental Revolving Loan Commitments” has the meaning specified in Section 2.6(a)(i).

“Maximum Amount” means as of any date of determination, the Existing Commitment Amount, as may have been increased by Incremental Revolving Loan Commitments as provided in Section 2.6.”

(d)                                 Section 2 of the Loan Agreement is hereby amended to add a new Section 2.6 thereto as follows:

“Section 2.6 Incremental Revolving Loans.

(a)                                 Incremental Revolving Loans.

(i)                                     The Borrowers may, by written notice to Lender, elect to request the establishment of incremental revolving loan commitments (the “Incremental Revolving Loan Commitments”); provided that upon giving effect to such establishment, which shall be in the sole discretion of Lender pursuant to Section 2.6(c), the aggregate principal amount of the Incremental Revolving Loan Commitments shall not exceed [***].  Any request for an Incremental Revolving Loan Commitment shall be in a minimum amount of [***] and integral multiples of [***] in excess thereof.  Each such notice shall specify the date (each, an “Incremental Amount Date”) on which the Borrowers propose that the Incremental Revolving Loan Commitments shall be effective, which shall be not less than thirty (30) days after the date on which such notice is delivered to Lender.  Such Incremental Revolving Loan Commitments shall become effective as of such Incremental Amount Date upon the satisfaction in form and substance reasonably satisfactory to Lender of the conditions set forth in Section 2.6(b).

(ii)                                  On any Incremental Amount Date on which any Incremental Revolving Loan Commitments are effective, subject to the satisfaction of the foregoing terms and conditions, Lender shall make a loan to the Borrower (an “Incremental Revolving Loan”) in an amount equal to its Incremental Revolving Loan Commitment.

(iii)                               Each Increased Commitment Agreement may effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of Lender, to effect the provisions of this Section 2.6(a).

(b)                                 Conditions to Increase.  The effectiveness of each Incremental Revolving Loan Commitment shall be in the sole discretion of Lender (pursuant to Section 2.6(c))

and shall be subject to the following conditions that on and as of such Incremental Amount Date:

(i)                                     No Default would occur or be continuing before or after giving effect to such Incremental Revolving Loan Commitment.

(ii)                                  Both before and after giving effect to the consummation of the Incremental Revolving Loans, and the transactions related thereto, each of the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this condition).

(iii)                               After giving effect to such Incremental Revolving Loan, the aggregate outstanding principal balance of all Loans hereunder would not exceed [***] of the Market Value of all Collateral, as determined by Lender in its sole discretion.

(iv)                              The Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Lender in connection with any such transaction.

(v)                                 An amendment to each of the Credit Agreement and the then existing Revolving Credit Note, in each case in form and substance reasonably satisfactory to Lender, pursuant to which, effective as of such Incremental Amount Date, Lender shall provide its Incremental Revolving Loan Commitment, shall be duly executed by Lender and the Borrowers (each, an “Increased Commitment Agreement”).

(vi)                              A certificate of a Responsible Officer shall be delivered to Lender stating that the conditions with respect to such Incremental Revolving Loan Commitment under this Section 2.6(b) have been satisfied.

(c)                                  No Obligation to Increase.  Notwithstanding anything herein to the contrary, Lender shall not have any obligation to agree to extend any Incremental Revolving Loan and/or to increase any of its Commitments hereunder and any election to do so shall be in the sole discretion of Lender.”

(e)                                  Section 3.2(b)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(i)                               If at any time the unpaid principal balance of the Revolving Credit Note exceeds the Borrowing Base then in effect (a “Borrowing Base Deficiency”), then Borrower shall either prepay the entire amount of such excess to Lender or pledge additional Agency Servicing Rights with a Market Value sufficient to eliminate such excess, in each case, within thirty (30) days of the most recent Determination Date of the Borrowing Base; provided, however, that if a Borrowing Base Deficiency directly results from the Borrowing Base being revised by the Lender in its commercially reasonable discretion, then Borrower shall, within thirty (30) days of such determination by Lender, either prepay the entire amount of such excess to Lender or pledge additional Agency Servicing Rights with a Market Value sufficient to eliminate such excess.”

(f)                                   Section 4.10 of the Loan Agreement is hereby amended to delete the phrase [***] and replace it with the phrase [***].

(g)                                  Exhibit A to the Loan Agreement is hereby amended to delete each instance of the phrase [***] and replace each with the phrase [***].

2.                                      Conditions Precedent.  Notwithstanding any contrary provision, this Amendment shall be effective on the first Business Day upon which all of the following conditions precedent have been satisfied (the “Effective Date”):

(a)                                 Lender shall have received counterparts of this Amendment executed by Borrower, Lender, and each other party set forth on the signature pages hereto;

(b)                                 Lender shall have received satisfactory evidence that Borrower has paid the fees and expenses of counsel described in Section 5 that have been invoiced prior to the Effective Date;

(c)                                  No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment;

(d)                                 Lender shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Lender or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Lender (it being agreed that execution of this Amendment by Lender shall evidence that the foregoing conditions have been fulfilled).

3.                                      Reaffirmation of Loan Documents and Liens.  Except as amended and modified hereby, any and all of the terms and provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by Borrower.  Borrower hereby agrees that, except as expressly provided in this Amendment, the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Borrower under the Loan Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.  Borrower further confirms that the liens and security interests in the Collateral created under the Loan Documents secure, among other indebtedness, Borrower’s obligations under the Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof.

4.                                      Representations and Warranties.  As a material inducement for Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender (with the knowledge and intent that Lender is relying upon the same in consenting to this Amendment) that as of the Effective Date, and after giving effect to the transactions contemplated by this Amendment:  (a) all representations and warranties in the Loan Agreement and in all other Loan Documents are true and correct in all material respects, as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date; or (ii) the facts or circumstances on which any of them were based have been changed by transactions or events not prohibited by the Loan Documents; (b) no Default or Event of Default exists under the Loan Documents or will exist after giving effect to this Amendment; (c) this Amendment has been duly authorized and approved by all necessary organizational action and requires the consent of no other Person, and is binding and enforceable against Borrower in accordance with its terms; (d) the execution, delivery and performance of this Amendment in accordance with its terms, does not and will not, by the passage of time, the giving of notice, or otherwise:  (i) require any governmental approval, other than such as have been obtained and are in full force and effect, or violate any applicable law relating to Borrower; (ii) conflict with, result in a breach of, or constitute a default under the Constituent Documents of Borrower thereof, or any indenture, agreement, or other instrument to which Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Borrower and (e) Borrower’s Constituent Documents delivered to Lender on August 26, 2016 (i) have not been amended, modified, rescinded, revoked or otherwise modified, and no action has been taken by the officers, managers or members of Borrower in contemplation of, or to effect or authorize, the foregoing, and (ii) remain in full force and effect as of the date hereof.

5.                                      Fees, Costs and Expenses.  Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Lender for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment and all related documents.

6.                                      Miscellaneous.

(a)                                 This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects.  Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement to the “Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b)                                 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of Lender under any Loan Document, nor constitute a waiver under any of the Loan Documents.

(c)                                  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

(d)                                 This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

(e)                                  THIS AMENDMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)                                   The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

(g)                                  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)                                 This Amendment shall be construed in accordance with and governed by the laws of the State of Texas without regard to its principles of conflicts of laws.

(i)                                     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

BORROWER:

AMERIHOME MORTGAGE COMPANY, LLC, a Delaware limited liability company

By:	/s/ Kathleen Conte
Name: Kathleen Conte
Title: SVP, Capital Markets

Signature Page to

Sixth Amendment to Credit and Security Agreement

LENDER:

NEXBANK SSB

By:	/s/ Kevin Olding
Name: Kevin Olding
Title: SVP